UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Earliest Event Reported: June 20, 2011


                          RED MOUNTAIN RESOURCES, INC.
                        --------------------------------
               (Exact name of Company as specified in its charter)


                 2515 McKinney Ave., Suite 900, Dallas, TX 75201
                -------------------------------------------------
                             (Address of Registrant)


                                       N/A
                                      -----
          (Former name or former address, if changed since last report)



            Florida                  000-164968              27-1739487
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(State or other jurisdiction     (Commission File        (IRS Employer Identifi-
    of incorporation)                  Number)                cation Number)


                                 (720) 204-1013
                                ----------------
                 Company's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Acquisition of Assets

Red Mountain Resources, Inc. has completed, under an amended Agreement, the acquisition of Black Rock Capital, which holds oil and gas leases and assets, for 27,000,000 shares of common stock. An 8-K with full disclosure of all details will be filed within four days hereafter.

Under the amendment, the parties agreed to change the closing date to June 20, 2011. Also, the First State Bank of Lonoke, Black Rock's lender, has made certain additional requirements to the assumption of the loan by Red Mountain, i.e.:

     a. Alan Barksdale must be the only officer as President of Black Rock Capital, Inc. and Chief Executive Officer of Red Mountain Resources, Inc. during the term of the loan;

     b. Black Rock Capital, Inc.'s 1,000 common shares (100%) shall be pledged as collateral for the loan by Red Mountain Resources, Inc. to First State Bank of Lonoke;

     c. Black Rock Capital's assets shall remain held in the name of Black Rock Capital, Inc. during the term of the loan; and

     d. Red Mountain Resources, Inc. and Black Rock Capital, Inc. shall jointly sign a new Note to the First State Bank of Lonoke to acquire the loan to Bamco Gas, LLC, in receivership, in the amount of approximately $2,800,000, which is currently in technical default, and the First State Bank of Lonoke will assign the Note to Black Rock Capital, Inc. with any collateral pledges.

Red Mountain also agreed to the additional requirements of the First State Bank of Lonoke, whereby the shareholders of Black Rock Capital, Inc. agreed to pledge two million common shares of Red Mountain to secure the Black Rock Loan and the acquisition of the Note for Bamco Gas, LLC to the First State Bank of Lonoke.

A copy of the Amendment to Plan of Reorganization and Share Exchange Agreement is attached hereto as Exhibit 10.4.

On June 20, 2011, Red Mountain agreed to extend the Plan of Reorganization and Share Exchange Agreement. The Amendment provided not only for the extension of the closing deadline to June 22, 2011, but also dealt with conditions to the loan owed by Black Rock to the First State Bank of Lonoke, and also provides the following:

     (1) Black Rock Capital has borrowed $2,500,000 in Notes and has agreed to cause to be issued 600,000 shares of Red Mountain conditioned on the closing of the Black Rock Acquisition.

     (2) Black Rock used the proceeds of the loans to purchase 13% of Cross Border Energy, Inc. and such will remain assets of Black Rock after Black Rock's acquisition by Red Mountain.

A copy of Amendment #3 to Plan of Reorganization and Share Exchange Agreement is attached hereto as Exhibit 10.5.


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

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a)      Financial Statements.

(b) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

(c)      Exhibit Number                     Description

         Exhibit 10.4 Amendment to Plan of Reorganization and Share Exchange Agreement Dated June 17, 2011

         Exhibit 10.5 Amendment #3 to Plan of Reorganization and Share Exchange Agreement Dated June 17, 2011




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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          RED MOUNTAIN RESOURCES, INC.



                                          By: /s/ Kenneth J. Koock
                                              ----------------------------------
                                              Kenneth J. Koock, Chief Executive
                                              Officer


                                              Date: June 22, 2011


















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